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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 1999 relating to the financial statements of OfficeMax, Inc., which appears on page F-2 of OfficeMax, Inc.'s Annual Report on Form 10-K for the year ended January 23, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Cleveland, Ohio

December 30, 1999